SAVVIS, Inc. Exchange Offer Website Screenshots May 28, 2009 Exhibit (a)(1)(J)

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Confirmation Message for exchanging some, but not all, of the Eligible Options

Confirmation Message for exchanging none of the Eligible Options

SAVVIS. | **Exchange Offer**

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IMPORTANT!

The Exchange Offer expires at 6:00 A.M. Central Time, on June 26, 2009, unless extended by SAVVIS (the 'Expiration Date').

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After 15 minutes of inactivity, you will be timed out of the session and must begin again. Your work will not be saved if you are timed out.

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This website allows you to participate in the Exchange Offer. The Exchange Offer Calculator enables you to see how the exchange of your Eligible Options will work. You must make an election for each grant of your outstanding Eligible Options prior to the Expiration Date if you wish to participate. You may withdraw your election at any time prior to the Expiration Date, and you then may change your mind and re-tender Eligible Options prior to the Expiration Date. The system will remain open virtually 24 hours a day until the Expiration Date. You can choose to exchange some or all of your Eligible Options or keep them, subject to the requirement that if you choose to tender any portion of an Eligible Options grant, you must tender that entire grant. If you do not make an election, your Eligible Options will remain as is.

To login, enter your Username, date of birth, and login password. Your Username is your full SAVVIS corporate email address. **Your *initial* login password was provided in a separate email to you from the SAVVIS Human Resources Department. If you have previously registered and assigned yourself a password, use that password.**

When you have entered the above information, click "Login". If you do not have your login information, please contact Fidelity Stock Plan Services.

- U.S. employees may call 1-800-544-9354 between the hours of 5:00 p.m. on Sunday and Midnight on Friday, Eastern Time.
- U.K. employees may call 1-800-544-0275 Monday through Friday, 8 a.m. through 8 p.m., local time.

SAVVIS. Exchange Offer

Terms Of Use

Calculator Terms of Use

This Exchange Offer calculator ("Calculator") is intended to illustrate how an exchange of your Eligible Options will work. The tool will show you the number of New Options you will receive in exchange for your current Eligible Options if they are tendered to SAVVIS as described in the *Offer to Exchange*. The Offer to Exchange sets out all of the terms and conditions of the Exchange Offer. In making your decision whether to exchange your Eligible Options, you should consider your own personal circumstances and any number of other factors, such as:

- The tax consequences of your decision.
- Your present financial circumstances.
- Your opinion as to the future growth potential for SAVVIS stock.

We recommend that you consult with your personal investment, tax and legal advisors before making your election.

This Calculator is designed to help you understand the number of New Options you will be granted in exchange for your outstanding Eligible Options if you elect to participate in the program according to the provisions of the *Offer to Exchange*.

Your use of the Calculator is subject to the following Terms of Use ("Terms"). By using or accessing the Calculator, you accept and agree to be bound by these Terms. Your use of the Calculator is governed by the version of the Terms in effect on the date the Calculator is accessed by you. SAVVIS may modify these Terms at any time without prior notice.

This Calculator is the property of SAVVIS and/or its licensors. Subject to the Terms set forth herein, you are hereby granted a non-exclusive, non-transferable right to access, use and display this Calculator and the information generated by the Calculator (individually and collectively the "Materials"). SAVVIS hereby authorizes you to view and/or download the Materials in this Calculator only for your personal non-commercial use. This authorization is not a transfer of title to the Materials downloaded. You may not use the Materials in any way (other than to enter your own assumptions). You may not modify, copy, display, distribute, reverse engineer, decompile, disassemble or otherwise extract any source code, algorithms, methods or techniques embodied in the Materials. The Materials are protected by intellectual property laws worldwide.

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Exchange Offer Overview
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Exchange Offer Overview

The terms of the Exchange Offer are contained in the *Offer to Exchange*. In the event of any inconsistency between the information on this website and the Offer to Exchange, the Offer to Exchange will govern.

To summarize, SAVVIS is offering to exchange *Eligible Options* from *Eligible Employees* for a lesser number of *New Options*.

If you are a current employee of SAVVIS†, *Eligible Options* that you currently hold must:

- have an exercise price per share greater than $17.85 (which is the 52-week high closing price of the SAVVIS common stock immediately prior to commencement of this Exchange Offer);
- have been granted under the 2003 Plan or the 1999 Stock Option Plan prior to May 29, 2008.

New Options are stock options that will have an exercise price equal to the closing price per share of our common stock on The Nasdaq Global Select Market on the date of the grant of the New Options.

You can choose to exchange some Eligible Options and not others, but you must exchange all of the Eligible Options of any given Grant if you want to exchange any of them. For example, if you were granted 100 stock options on March 3, 2008 at an exercise price of $18.40, then all of those options would be considered part of the same Grant. You may either exchange all of those options or none of them, but you may not exchange only some of them.

If you choose to exchange Eligible Options, you will be agreeing to cancel those options and your currently outstanding option agreement(s) relating to those options and irrevocably release all of your rights with respect to those options and agreements in exchange for New Options.

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Exchange Offer Overview
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Offer to Exchange (pdf)

The terms of the Exchange Offer are contained in the *Offer to Exchange*. In the event of any inconsistency between the information on this website and the Offer to Exchange, the Offer to Exchange will govern.

To summarize, SAVVIS is offering to exchange *Eligible Options* from *Eligible Employees* for a lesser number of *New Options*.

If you are a current employee of SAVVIS†, *Eligible Options* that you currently hold must:

- have an exercise price per share greater than $17.85 (which is the 52-week high closing price of the SAVVIS common stock immediately prior to commencement of this Exchange Offer);
- have been granted under the 2003 Plan or the 1999 Stock Option Plan prior to May 29, 2008.

New Options are stock options that will have an exercise price equal to the closing price per share of our common stock on The Nasdaq Global Select Market on the date of the grant of the New Options.

You can choose to exchange some Eligible Options and not others, but you must exchange all of the Eligible Options of any given Grant if you want to exchange any of them. For example, if you were granted 100 stock options on March 3, 2008 at an exercise price of $18.40, then all of those options would be considered part of the same Grant. You may either exchange all of those options or none of them, but you may not exchange only some of them.

If you choose to exchange Eligible Options, you will be agreeing to cancel those options and your currently outstanding option agreement(s) relating to those options and irrevocably release all of your rights with respect to those options and agreements in exchange for New Options.

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†Non-employee members of our Board of Directors are not eligible to participate.

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Important Legal Information

SAVVIS | **Exchange Offer**

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- Exchange Offer Overview
- Calculator Overview
- Your Choices
- Questions and Answers
- Offer to Exchange (pdf)

Calculator Overview

Use this Calculator to:

- Calculate the number of New Options available for your Eligible Options.
- Make an election for each of your Eligible Option grants. Please note that you can make a separate election for each grant.

The Exchange Offer expires at 6:00 A.M., Central Time, on June 26, 2009, unless extended by SAVVIS (the "Expiration Date"). You may change your election until the Expiration Date, as the system will remain open virtually 24 hours a day until the Expiration Date. Your election outstanding as of the Expiration Date will be final.

You can:

- **Learn more** about your choices, and how to make an election.
- **Calculate** the number of New Options you will receive for your Eligible Options if you elect to exchange.
- **Elect to exchange** your Eligible Options or withdraw an election to exchange your Eligible Options.

This important choice is yours to make. Remember, you must make an election prior to 6:00 A.M., Central Time, on June 26, 2009, unless extended by SAVVIS (the "Expiration Date"). If you do not make an election, your eligible stock options will remain as is.

Use this Calculator as often as you like prior to the Expiration Date. You may change your election at any time prior to the Expiration Date. However, your election outstanding as of the Expiration Date will be final. You will have no future opportunity to change your election after the Expiration Date, unless SAVVIS extends the Expiration Date.

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- Exchange Offer Overview
- Calculator Overview
- Your Choices
- Questions and Answers
- Offer to Exchange (pdf)

Your Choices

If you choose to participate in the Exchange Offer, you must choose whether to exchange outstanding Eligible Options previously granted to you.

Your choices are:

- **Exchange your Eligible Options** - Your Eligible Options will be exchanged for New Options promptly after the Expiration Date at an exchange ratio as set forth in the *Offer to Exchange*.
- **Do Nothing** - If you do not make an election to tender to SAVVIS any or all of your outstanding Eligible Options, then your outstanding Eligible Options will remain outstanding.

Terminating Employment - If your employment terminates with SAVVIS prior to the date of grant of the New Options, please refer to the *Offer to Exchange* for the impact of employment termination on your Eligible Options.

The information on this website regarding your Eligible Options is as of May 29, 2009 and will not be updated to reflect any changes after May 29, 2009, including any changes in the eligibility of the options that you hold as a result of termination of employment or otherwise. Any election you make on this website to exchange an option that is no longer eligible for exchange in the Exchange Offer, as a result of termination of your employment or otherwise, will not be accepted.

SAVVIS has sole discretion to determine the eligibility of options for exchange under the Exchange Offer and the eligibility of employees to participate in the Exchange Offer. In addition, SAVVIS has sole discretion to determine all questions as to form, validity (including time of receipt), and acceptance of any tender (or withdrawal) of Eligible Options. As described in the *Offer to Exchange*, SAVVIS has sole discretion to waive any defect or irregularity in any election with respect to any particular Eligible Options or any particular eligible employee.

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Exchange Offer Overview
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Offer to Exchange (pdf)

Your choices are:

- **Exchange your Eligible Options** - Your Eligible Options will be exchanged for New Options promptly after the Expiration Date at an exchange ratio as set forth in the *Offer to Exchange*.
- **Do Nothing** - If you do not make an election to tender to SAVVIS any or all of your outstanding Eligible Options, then your outstanding Eligible Options will remain outstanding.

Terminating Employment - If your employment terminates with SAVVIS prior to the date of grant of the New Options, please refer to the *Offer to Exchange* for the impact of employment termination on your Eligible Options.

The information on this website regarding your Eligible Options is as of May 29, 2009 and will not be updated to reflect any changes after May 29, 2009, including any changes in the eligibility of the options that you hold as a result of termination of employment or otherwise. Any election you make on this website to exchange an option that is no longer eligible for exchange in the Exchange Offer, as a result of termination of your employment or otherwise, will not be accepted.

SAVVIS has sole discretion to determine the eligibility of options for exchange under the Exchange Offer and the eligibility of employees to participate in the Exchange Offer. In addition, SAVVIS has sole discretion to determine all questions as to form, validity (including time of receipt), and acceptance of any tender (or withdrawal) of Eligible Options. As described in the *Offer to Exchange*, SAVVIS has sole discretion to waive any defect or irregularity in any election with respect to any particular Eligible Options or any particular eligible employee.

Questions

If you have questions on this tool, please contact Fidelity Stock Plan Services.
- U.S. employees may call 1-800-544-9354 between the hours of 5:00 P.M. on Sunday and Midnight on Friday, Eastern Time.
- U.K. employees may call 1-800-544-0275 Monday through Friday, 8 A.M. through 8 P.M., local time.

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SAVVIS. | Exchange Offer | JOHN SAMPLE
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- Exchange Offer Overview
- Calculator Overview
- Your Choices
- Questions and Answers
- Offer to Exchange (pdf)

Questions and Answers

1. *Do I have to participate in the Exchange Offer?*
2. *If I participate in the Exchange Offer, do I need to tender all of my Eligible Options?*
3. *Will my decision to participate in the Exchange Offer have any impact on my ability to receive options in the future?*
4. *If I tender my Eligible Options in the Exchange Offer, am I giving up my rights to my Eligible Options that I tender?*
5. *What are the differences between New Options and previously granted Eligible Options?*
6. *Will I owe taxes if I exchange my Eligible Options in the Exchange Offer?*
7. *What will happen if I do not make an election by the Expiration Date?*
8. *Can I change my mind about participating in the Exchange Offer?*
9. *If I participate in the Exchange Offer, when will I receive my New Options?*
10. *Once I submit my elections, are there any other actions I need to take?*
11. *What if I have additional questions?*

1. *Do I have to participate in the Exchange Offer?*

No. Participation in the Exchange Offer is completely voluntary. If you choose not to participate, you will keep any Eligible Options, you will not receive any New Options under the Exchange Offer, and no changes will be made to the terms of your Eligible Options as a result of the Exchange Offer.

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2. *If I participate in the Exchange Offer, do I need to tender all of my Eligible Options?*

No. You may elect to exchange some of your Eligible Options and not others, but you must exchange all of the Eligible Options of any given Grant if you want to exchange any of them.

A **"Grant"** means all of the stock options granted to you on the same day at the same price.

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Important Legal Information

SAVVIS. | Exchange Offer | JOHN SAMPLE
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- Exchange Offer Overview
- Calculator Overview
- Your Choices
- Questions and Answers
- Offer to Exchange (pdf)

2. If I participate in the Exchange Offer, do I need to tender all of my Eligible Options?

No. You may elect to exchange some of your Eligible Options and not others, but you must exchange all of the Eligible Options of any given Grant if you want to exchange any of them.

A **"Grant"** means all of the stock options granted to you on the same day at the same price.

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3. Will my decision to participate in the Exchange Offer have any impact on my ability to receive options in the future?

No. Participation or non-participation in the Exchange Offer will have no effect on your consideration for future option grants. However, all option grants are at the discretion of the Compensation Committee of our Board of Directors.

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4. If I tender my Eligible Options in the Exchange Offer, am I giving up my rights to my Eligible Options that I tender?

Yes. When we accept your validly tendered and not withdrawn Eligible Options, they will be canceled and you will no longer have any rights to them. They will be replaced with New Options.

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5. What are the differences between New Options and previously granted Eligible Options?

New Options will differ from your Eligible Options in the following ways:

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Exchange Offer Overview
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Offer to Exchange (pdf)

5. What are the differences between New Options and previously granted Eligible Options?

New Options will differ from your Eligible Options in the following ways:

- New Options will be exercisable for a lesser number of shares of common stock than your exchanged Eligible Options based on the Exchange Ratios.
- New Options will have an exercise price equal to the closing price per share of our common stock on the Nasdaq Global Select Market on the New Options Grant Date.
- New Options will have a term of ten years regardless of the remaining term of the exchanged Eligible Options.
- New Options issued in exchange for Eligible Options that are vested as of the Expiration Date of the Exchange Offer will vest six months from the New Option Grant Date.
- New Options issued in exchange for Eligible Options that are not vested as of the Expiration Date of the Exchange Offer will vest over a three-year period, with one-third vesting on each anniversary of the New Option Grant Date.

Vesting is conditioned on your continued employment with SAVVIS through each applicable vesting date.

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6. Will I owe taxes if I exchange my Eligible Options in the Exchange Offer?

Based on current U.S. law, you will not be required to recognize income for U.S. federal income tax purposes at the time of the exchange or on the New Option Grant Date. However, as is the case with existing options, you generally will have taxable income upon exercise of your New Options, at which time SAVVIS will also generally have a tax withholding obligation. SAVVIS will require that you satisfy the applicable tax withholding requirements through payroll withholding, by withholding proceeds received upon sale of the underlying common stock through a sell-to-cover arrangement, or otherwise, as is done with existing options. You may also have taxable income when you sell the shares issued upon exercise of the New Options.

If you participate in the Exchange Offer and are an employee in the United Kingdom, please refer to Schedule A of the Exchange Offer for a description of the tax and social insurance consequences and other restrictions that may apply to you.

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Exchange Offer Overview
Calculator Overview
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Offer to Exchange (pdf)

6. Will I owe taxes if I exchange my Eligible Options in the Exchange Offer?

Based on current U.S. law, you will not be required to recognize income for U.S. federal income tax purposes at the time of the exchange or on the New Option Grant Date. However, as is the case with existing options, you generally will have taxable income upon exercise of your New Options, at which time SAVVIS will also generally have a tax withholding obligation. SAVVIS will require that you satisfy the applicable tax withholding requirements through payroll withholding, by withholding proceeds received upon sale of the underlying common stock through a sell-to-cover arrangement, or otherwise, as is done with existing options. You may also have taxable income when you sell the shares issued upon exercise of the New Options.

If you participate in the Exchange Offer and are an employee in the United Kingdom, please refer to Schedule A of the Exchange Offer for a description of the tax and social insurance consequences and other restrictions that may apply to you.

You should consult with your tax advisor to determine the personal tax consequences to you of participating in the Exchange Offer. If you are a resident of or subject to the tax laws in more than one country, you should be aware that there may be additional or different tax and social insurance consequences that may apply to you.

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7. What will happen if I do not make an election by the Expiration Date?

If you do not make your election by 6:00 A.M., Central Time, on June 26, 2009, unless extended by SAVVIS, you will not participate in the Exchange Offer, and all of your Eligible Options will remain subject to their original exercise price and original terms.

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- Exchange Offer Overview
- Calculator Overview
- Your Choices
- Questions and Answers
- Offer to Exchange (pdf)

8. Can I change my mind about participating in the Exchange Offer?

Yes. Up until 6:00 A.M., Central Time, on June 26, 2009, unless extended by SAVVIS, you may change your mind after you have submitted an election to participate in or withdrawal from the Exchange Offer. To do this you must submit an Election Form or Withdrawal Form through this website or by facsimile as set forth in the Offer to Exchange prior to 6:00 A.M., Central Time, on June 26, 2009, unless extended by SAVVIS.

You may change your mind as many times as you wish, but you will be bound by the last properly submitted Election Form or Withdrawal Form we receive before 6:00 A.M., Central Time, on June 26, 2009, unless extended by SAVVIS. If we extend the Exchange Offer, you may submit an Election Form or Withdrawal Form at any time until the extended Exchange Offer expires.

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9. If I participate in the Exchange Offer, when will I receive my New Options?

We expect the New Option Grant Date will be June 29, 2009, and will issue new stock option agreements as soon as practicable following that date. We expect your stock records will be updated in our stock administration system and that of Fidelity Stock Plan Services no later than July 31, 2009.

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10. Once I submit my elections, are there any other actions I need to take?

Once your elections are submitted, you do not need to take any additional actions to participate in the Exchange Offer.

Once your New Options are issued, you will need to accept them. You will receive an email from Fidelity Stock Plan Services with

Exchange Offer Overview
Calculator Overview
Your Choices
Questions and Answers
Offer to Exchange (pdf)

9. If I participate in the Exchange Offer, when will I receive my New Options?

We expect the New Option Grant Date will be June 29, 2009, and will issue new stock option agreements as soon as practicable following that date. We expect your stock records will be updated in our stock administration system and that of Fidelity Stock Plan Services no later than July 31, 2009.

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10. Once I submit my elections, are there any other actions I need to take?

Once your elections are submitted, you do not need to take any additional actions to participate in the Exchange Offer.

Once your New Options are issued, you will need to accept them. You will receive an email from Fidelity Stock Plan Services with instructions on how to accept your New Options.

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11. What if I have additional questions?

If you have any other questions about the Exchange Offer, please refer to additional questions and answers contained in the *Offer to Exchange*.

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SAVVIS. Exchange Offer

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Exchange Offer Calculator

The table below shows your current outstanding Eligible Options at May 29, 2009. If your employment terminates on or after May 29, 2009 and prior to the New Option grant date, none of the options reflected in this table will be "Eligible Options." See the *Offer to Exchange* for further details on the treatment of your options upon termination of your employment. The following information illustrates how to calculate the number of New Options you will receive if you elect to participate in the Exchange Offer.

1. Check the box for each grant to "Exchange" your options. The New Options for each grant selected will be shown. You also have the option of checking the "Exchange All Eligible Options" button instead of selecting individual grants.
2. If you are ready to make your election, click [Next] at the bottom of this page.
3. Unchecked grants will not be exchanged.
4. Options that expire, terminate or are forfeited before the Expiration Date are not eligible to be exchanged. Refer to the *Offer to Exchange* for more information.

Calculate as many exchange scenarios as you wish.

Your Stock Options

☐ Exchange All Eligible Options

Grant Year	Grant Date	Exercise Price	Eligible Vested Options	Eligible Unvested Options	Exchange Ratio*	I elect to 'Exchange' my Eligible Options	New Options Granted**
2004	07/30/2004	$21	3,333	0	1.7:1	☐	0
2006	07/06/2006	$30	20,052	7,448	2.1:1	☐	0
2008	03/03/2008	$18	1,875	5,625	1.6:1	☐	0
						Total:	$0.00

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SAVVIS. **Exchange Offer** **JOHN SAMPLE**

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Calculate as many exchange scenarios as you wish.

Your Stock Options ☐ Exchange All Eligible Options

Grant Year	Grant Date	Exercise Price	Eligible Vested Options	Eligible Unvested Options	Exchange Ratio*	I elect to 'Exchange' my Eligible Options	New Options Granted**
2004	07/30/2004	$21	3,333	0	1.7:1	☐	0
2006	07/06/2006	$30	20,052	7,448	2.1:1	☐	0
2008	03/03/2008	$18	1,875	5,625	1.6:1	☐	0
						Total:	$0.00

Important Legal Information

*For purposes of applying Exchange Ratios, fractional New Options will be rounded down to the nearest whole number on a Grant by Grant Basis.
**May not reflect any options that expire, terminate or are forfeited prior to the Expiration Date.

The grid above does not reflect the impact of employment terminations after May 29, 2009.

- The terms and conditions applicable to the Exchange Offer and any decision to exchange Eligible Options by tendering them in the Exchange Offer are contained in the *Offer to Exchange*.
- If you elect to exchange Eligible Options, those options will be cancelled when SAVVIS accepts your tender of the options. SAVVIS believes any "Exchange" election shall be treated as a non-taxable event for U.S. federal income tax purposes. Tax consequences for foreign jurisdictions may vary. In addition to reviewing the *Offer to Exchange* carefully, SAVVIS recommends that you consult with your personal investment, tax and legal advisors before making your election.

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SAVVIS | **Exchange Offer** | **JOHN SAMPLE**
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Exchange Offer Election and Agreement

To exchange your Eligible Options by tendering them in the Exchange Offer, check the boxes below. To exchange all options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your options by checking the boxes once again.

Your Stock Options

☑ Exchange All Eligible Options

Grant Year	Grant Date	Exercise Price	Eligible Vested Options	Eligible Unvested Options	Exchange Ratio*	I elect to 'Exchange' my Eligible Options	New Options Granted**
2004	07/30/2004	$21	3,333	0	1.7:1	☑	1,960
2006	07/06/2006	$30	20,052	7,448	2.1:1	☑	13,095
2008	03/03/2008	$18	1,875	5,625	1.6:1	☑	4,687
						Total:	19,742

*For purposes of applying Exchange Ratios, fractional New Options will be rounded down to the nearest whole number on a Grant by Grant Basis.
**May not reflect any options that expire, terminate or are forfeited during the election period.

Does not reflect the impact of employment terminations after May 29, 2009.

By electing to exchange your eligible stock options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received and read the *Offer to Exchange* dated May 29, 2009. I understand and agree to be bound by all the terms and conditions of the Exchange Offer as set forth in the Offer to Exchange.

Important Legal Information

SAVVIS

Exchange Offer

JOHN SAMPLE

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Total:	19,742

*For purposes of applying Exchange Ratios, fractional New Options will be rounded down to the nearest whole number on a Grant by Grant Basis.
**May not reflect any options that expire, terminate or are forfeited during the election period.

Does not reflect the impact of employment terminations after May 29, 2009.

By electing to exchange your eligible stock options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received and read the *Offer to Exchange* dated May 29, 2009. I understand and agree to be bound by all the terms and conditions of the Exchange Offer as set forth in the Offer to Exchange.
2. I agree to be bound by the last properly submitted Election Form or Withdrawal Form as of 6:00 A.M. Central Time, on the Expiration Date.
3. I hereby sell, assign and transfer to SAVVIS all right, title and interest in and to the Eligible Options tendered as indicated in the table above. SAVVIS's acceptance of the Eligible Options tendered will constitute a binding agreement between SAVVIS and me.
4. I represent that I have full power and authority to tender the Eligible Options and the Eligible Options I am tendering will not be encumbered in any way.
5. I understand that when SAVVIS accepts my properly tendered Eligible Options, the Eligible Options and my option agreement(s) relating to the Eligible Options will be cancelled and rendered null and void and I, by tendering such Eligible Options, irrevocably release all of my rights with respect to such Eligible Options and such option agreement(s).
6. My election as reflected on this website Election Form or Withdrawal Form and the *Offer to Exchange* constitute my entire agreement with SAVVIS with respect to the Exchange Offer.
7. I acknowledge that if the price of SAVVIS common stock increases after the date on which my exchanged Eligible Options are cancelled, my cancelled Eligible Options might be worth more than the New Options I receive in exchange for them.
8. I authorize SAVVIS to collect, use, transfer and share my personal information to the extent SAVVIS deems necessary to facilitate my participation in the Exchange Offer.
9. I will, upon request, promptly execute and deliver any additional documents deemed by SAVVIS to be necessary to complete the acceptance and payment of the Eligible Options tendered.
10. I understand that participation in the Exchange Offer will not be construed as a right to my continued employment or service with SAVVIS or any of its subsidiaries for any period, and that my employment or service can be terminated at any time by SAVVIS or myself (or one of SAVVIS' subsidiaries, as applicable), with or without cause or notice, in accordance with the terms of my employment with SAVVIS. I understand that participation in the Exchange Offer will not alter or affect any provision of my employment relationship with SAVVIS (other than to the extent that new stock options replace Eligible Options, and any changes to vesting outlined in the *Offer to Exchange* which shall prevail in the event of a conflict with any employment agreement).
11. SAVVIS has advised me to consult with my own legal, accounting and tax advisors as to the consequences of participating or not participating in this Exchange Offer before making

Important Legal Information

7. I acknowledge that if the price of SAVVIS common stock increases after the date on which my exchanged Eligible Options are cancelled, my cancelled Eligible Options might be worth more than the New Options I receive in exchange for them.
8. I authorize SAVVIS to collect, use, transfer and share my personal information to the extent SAVVIS deems necessary to facilitate my participation in the Exchange Offer.
9. I will, upon request, promptly execute and deliver any additional documents deemed by SAVVIS to be necessary to complete the acceptance and payment of the Eligible Options tendered.
10. I understand that participation in the Exchange Offer will not be construed as a right to my continued employment or service with SAVVIS or any of its subsidiaries for any period, and that my employment or service can be terminated at any time by SAVVIS or myself (or one of SAVVIS' subsidiaries, as applicable), with or without cause or notice, in accordance with the terms of my employment with SAVVIS. I understand that participation in the Exchange Offer will not alter or affect any provision of my employment relationship with SAVVIS (other than to the extent that new stock options replace Eligible Options, and any changes to vesting outlined in the *Offer to Exchange* which shall prevail in the event of a conflict with any employment agreement).
11. SAVVIS has advised me to consult with my own legal, accounting and tax advisors as to the consequences of participating or not participating in this Exchange Offer before making any decision whether to participate.
12. I understand that, as described in Sections 6 and 14 of the *Offer to Exchange*, SAVVIS may extend, amend, withdraw or terminate the Exchange Offer and postpone its acceptance and cancellation of my Eligible Options that I have tendered for exchange. In any such event, I understand that the Eligible Options tendered for exchange but not accepted will remain in effect with their current terms and conditions.

The Exchange Offer expiration date is 6:00 A.M., Central Time, on June 26, 2009, unless extended by SAVVIS. You can change your decision until the Expiration Date, as the system will remain open virtually 24 hours a day until such time. Your election outstanding as of 6:00 A.M., Central Time, on the Expiration Date will be your final, recorded decision. If you do not make an election for any or all of your outstanding Eligible Option grants, they will not be exchanged and will remain outstanding. Be sure to print a confirmation of your election after you click [Submit] below.

Be sure to print a confirmation of your election after you click [Submit] below.

Submit

SAVVIS. | Exchange Offer

JOHN SAMPLE
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Exchange Offer Election and Agreement

To exchange your Eligible Options by tendering them in the Exchange Offer, check the boxes below. To exchange all options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your options by checking the boxes once again.

Your Stock Options ... igible Options

Grant Year	Grant Da	... Options ... nted**
2004	07/30/200	1,960
2006	07/06/200	13,095
2008	03/03/200	4,687
		19,742

Warning

Thank you for making your elections. You have chosen to exchange all of your Eligible Options at this time. Please print the election for your records. You may change your election at any time prior to the Expiration Date. However, the last election submitted will be final. You will have no future opportunity to change your election after 6:00 A.M., Central Time, on June 26, 2009, unless extended by SAVVIS.

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*For purposes of applyi

**May not reflect any op

Does not reflect the imp

By electing to exchange your eligible stock options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received and read the *Offer to Exchange* dated May 29, 2009. I understand and agree to be bound by all the terms and conditions of the Exchange Offer as set forth in the Offer to Exchange.

Important Legal Information

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SAVVIS. | Exchange Offer

Click *here* to print.

Print Confirmation

JOHN SAMPLE

Exchange Offer Election and Agreement

To exchange your Eligible Options by tendering them in the Exchange Offer, check the boxes below. To exchange all Eligible Options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your Eligible Options by checking the boxes once again.

Your Stock Options ☑ **Exchange All Eligible Options**

Grant Year	Grant Date	Exercise Price	Eligible Vested Options	Eligible Unvested Options	Exchange Ratio*	I elect to 'Exchange' my Eligible Options	New Options Granted**
2004	07/30/2004	$21	3,333	0	1.7:1	☑	1,960
2006	07/06/2006	$30	20,052	7,448	2.1:1	☑	13,095
2008	03/03/2008	$18	1,875	5,625	1.6:1	☑	4,687
						Total:	19,742

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Total:	19,742

*For purposes of applying Exchange Ratios, fractional New Options will be rounded down to the nearest whole number on a Grant by Grant Basis.
**May not reflect any options that expire, terminate or are forfeited during the election period.

Does not reflect the impact of employment terminations after May 29, 2009.

By electing to exchange your eligible stock options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received and read the *Offer to Exchange* dated May 29, 2009. I understand and agree to be bound by all the terms and conditions of the Exchange Offer as set forth in the Offer to Exchange.
2. I agree to be bound by the last properly submitted Election Form or Withdrawal Form as of 6:00 A.M. Central Time, on the Expiration Date.
3. I hereby sell, assign and transfer to SAVVIS all right, title and interest in and to the Eligible Options tendered as indicated in the table above. SAVVIS's acceptance of the Eligible Options tendered will constitute a binding agreement between SAVVIS and me.
4. I represent that I have full power and authority to tender the Eligible Options and the Eligible Options I am tendering will not be encumbered in any way.
5. I understand that when SAVVIS accepts my properly tendered Eligible Options, the Eligible Options and my option agreement(s) relating to the Eligible Options will be cancelled and rendered null and void and I, by tendering such Eligible Options, irrevocably release all of my rights with respect to such Eligible Options and such option agreement(s).
6. My election as reflected on this website Election Form or Withdrawal Form and the *Offer to Exchange* constitute my entire agreement with SAVVIS with respect to the Exchange Offer.
7. I acknowledge that if the price of SAVVIS common stock increases after the date on which my exchanged Eligible Options are cancelled, my cancelled Eligible Options might be worth more than the New Options I receive in exchange for them.
8. I authorize SAVVIS to collect, use, transfer and share my personal information to the extent SAVVIS deems necessary to facilitate my participation in the Exchange Offer.
9. I will, upon request, promptly execute and deliver any additional documents deemed by SAVVIS to be necessary to complete the acceptance and payment of the Eligible Options tendered.
10. I understand that participation in the Exchange Offer will not be construed as a right to my continued employment or service with SAVVIS or any of its subsidiaries for any period, and that my employment or service can be terminated at any time by SAVVIS or myself (or one of SAVVIS' subsidiaries, as applicable), with or without cause or notice, in accordance with the terms of my employment with SAVVIS. I understand that participation in the Exchange Offer will not alter or affect any provision of my employment relationship with SAVVIS (other than to the extent that new stock options replace Eligible Options, and any changes to vesting outlined in the *Offer to Exchange* which shall prevail in the event of a

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constitute my entire agreement with SAVVIS with respect to the Exchange Offer.

7. I acknowledge that if the price of SAVVIS common stock increases after the date on which my exchanged Eligible Options are cancelled, my cancelled Eligible Options might be worth more than the New Options I receive in exchange for them.
8. I authorize SAVVIS to collect, use, transfer and share my personal information to the extent SAVVIS deems necessary to facilitate my participation in the Exchange Offer.
9. I will, upon request, promptly execute and deliver any additional documents deemed by SAVVIS to be necessary to complete the acceptance and payment of the Eligible Options tendered.
10. I understand that participation in the Exchange Offer will not be construed as a right to my continued employment or service with SAVVIS or any of its subsidiaries for any period, and that my employment or service can be terminated at any time by SAVVIS or myself (or one of SAVVIS' subsidiaries, as applicable), with or without cause or notice, in accordance with the terms of my employment with SAVVIS. I understand that participation in the Exchange Offer will not alter or affect any provision of my employment relationship with SAVVIS (other than to the extent that new stock options replace Eligible Options, and any changes to vesting outlined in the *Offer to Exchange* which shall prevail in the event of a conflict with any employment agreement).
11. SAVVIS has advised me to consult with my own legal, accounting and tax advisors as to the consequences of participating or not participating in this Exchange Offer before making any decision whether to participate.
12. I understand that, as described in Sections 6 and 14 of the *Offer to Exchange*, SAVVIS may extend, amend, withdraw or terminate the Exchange Offer and postpone its acceptance and cancellation of my Eligible Options that I have tendered for exchange. In any such event, I understand that the Eligible Options tendered for exchange but not accepted will remain in effect with their current terms and conditions.

The Exchange Offer expires at 6:00 A.M., Central Time, on June 26, 2009, unless extended by SAVVIS. You can change your decision until the Expiration Date, as the system will remain open virtually 24 hours a day until such time. Your election outstanding as of 6:00 A.M., Central Time, on the Expiration Date of the Exchange Offer will be your final, recorded decision. If you do not make an election for any or all of your outstanding Eligible Option grants, they will not be exchanged and will remain outstanding.

Be sure to print a confirmation of your election after you click [Submit] below.

Thursday May 28, 2009, 08:27 PM

SAVVIS

Exchange Offer

Important Legal Information

This communication is being made in respect to the offer by SAVVIS, Inc. to exchange your Eligible Options (the "Exchange Offer"). In connection with the Exchange Offer, SAVVIS, Inc. has filed with the Securities and Exchange Commission ("SEC") a Tender Offer Statement on Schedule TO, which includes the *Offer to Exchange* and other exhibits. Before making any decision whether to exchange your Eligible Options, you are urged to read the Schedule TO (including the Offer to Exchange and other exhibits) carefully because it contains important information about the Exchange Offer. You may also obtain a free copy of the Offer to Exchange, as well as other filings containing information about SAVVIS, Inc., without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the Offer to Exchange and the filings with the SEC that are incorporated by reference in the Schedule TO can also be obtained, without charge, by directing a request to SAVVIS, Inc., 1 SAVVIS Parkway, Town & Country, Missouri 63017, Attention: Mary Jo Kilgore, or by telephone at (314) 628-7346.

Participating in the Exchange Offer involves risks. Some of these risks are described in the *Offer to Exchange*. We recommend that you consider these risks as well as information concerning the risk factors included in SAVVIS's 2008 Annual Report on Form 10-K.

Although SAVVIS's Board of Directors has approved the Exchange Offer, neither SAVVIS nor its Board of Directors makes any recommendation to you as to whether you should tender your Eligible Options. Similarly, neither SAVVIS nor its Board of Directors makes any prediction about the price of SAVVIS's common stock.

The Exchange Offer is not being made to, nor will tenders of options be accepted from or on behalf of, holders in any jurisdiction in which the making of the offer or the acceptance of any tender of options thereby would not be in compliance with the laws of such jurisdiction.

Neither participation in the Exchange Offer nor the *Offer to Exchange* should be construed to give any person the right to remain in the employ of SAVVIS or to affect SAVVIS's right to terminate the employment of any person at any time with or without cause to the extent permitted under law (subject to the terms of any employment agreement). Neither participation in the Exchange Offer nor the Offer to Exchange should be considered a contract or guarantee of wages or compensation.

Thursday May 28, 2009, 08:30 PM

SAVVIS | Exchange Offer | JOHN SAMPLE
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Exchange Offer Election and Agreement

To exchange your Eligible Options by tendering them in the Exchange Offer, check the boxes below. To exchange all options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your options by checking the boxes once again.

Your Stock Options ... igible Options

Grant Year	Grant Da...	... Options ...nted**
2004	07/30/200	0
2006	07/06/200	13,095
2008	03/03/200	4,687
		17,782

Warning

Thank you for making your elections. You have chosen to exchange some, but not all, of your Eligible Options at this time. Please print the election for your records. You may change your election at any time prior to the Expiration Date. However, the last election submitted will be final. You will have no future opportunity to change your election after 6:00 A.M., Central Time, on June 26, 2009, unless extended by SAVVIS.

Go Back | Print Confirmation | Log Out

*For purposes of applyi...
**May not reflect any op...

Does not reflect the impact of employment terminations after May 29, 2009.

By electing to exchange your eligible stock options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received and read the *Offer to Exchange* dated May 29, 2009. I understand and agree to be bound by all the terms and conditions of the Exchange Offer as set forth in the Offer to Exchange.

Important Legal Information

SAVVIS | **Exchange Offer** | **JOHN SAMPLE**

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Learn More | Calculator | Elect

Exchange Offer Election and Agreement

To exchange your Eligible Options by tendering them in the Exchange Offer, check the boxes below. To exchange all options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange Eligible Options by tendering them, uncheck the boxes below. You may re-tender your options by checking the boxes once again.

Your Stock Options ... **igible Options**

Grant Year	Grant Da	...	Options nted**
2004	07/30/200		0
2006	07/06/200		0
2008	03/03/200		0
			0

Warning

You have chosen to not exchange your Eligible Options at this time. Remember, you will have no future opportunity to change your election after 6:00 A.M., Central Time, on June 26, 2009, unless SAVVIS extends the Exchange Offer. If you do not elect to exchange your Eligible Options, they will remain outstanding on the same terms and conditions on which they were granted.

Go Back | Print Confirmation | Log Out

*For purposes of applyi

**May not reflect any op

Does not reflect the imp

By electing to exchange your eligible stock options by tendering them in the Exchange Offer, you are agreeing as follows:

1. I have received and read the *Offer to Exchange* dated May 29, 2009. I understand and agree to be bound by all the terms and conditions of the Exchange Offer as set forth in the Offer to Exchange.

Important Legal Information